Exhibit 10.17

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.

                               WARRANT TO PURCHASE
                                 588,235 SHARES
                               OF COMMON STOCK OF
                           HEALTHSCIENCES GROUP, INC.

(Void after February 24, 2008)

This certifies that Castlerigg Master Investments, Ltd. or its permitted assigns (collectively, the "Holder"), for value received, is entitled to purchase from HEALTHSCIENCES GROUP, INC., a Colorado corporation (the "Company"), subject to the terms set forth below, 588,235 fully paid and nonassessable shares (subject to adjustment as provided herein) (the "Warrant Shares") of the common stock, par value $0.001 per share, of the Company ("Common Stock") for cash at a price per share of $1.25 (the "Exercise Price") (subject to adjustment as provided herein), subject to the provisions of Section 1.1 of this Warrant, at any time or from time to time up to and including 5:00 p.m. (Eastern Time) on the 5TH anniversary from the date hereof, such day being referred to herein as the "Expiration Date," upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Warrant Shares, when issued, may not be registered under the Securities Act of 1933 (the "Act"), and may be restricted within the meaning of Regulation D of such Act. The Exercise Price is subject to adjustment as provided in Section 3 of this Warrant. This Warrant is issued pursuant to that certain Securities Purchase Agreement, between the Company and the Holder. All capitalized terms not defined herein shall have the meanings provided in the Securities Purchase Agreement. This Warrant is issued subject to the following terms and conditions:

         Exercise; Issuance of Certificates.

         General. This Warrant is exercisable at the option of the Holder of record on or prior to the Expiration Date, at any time or from time to time for all or any part of the Warrant Shares (but not for a fraction of a share), which may be purchased hereunder, as that number may be adjusted pursuant to Section 3 of this Warrant. The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed and executed Form of Subscription delivered, and payment made for such Warrant Shares. Certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company at the Company's expense as soon as practicable after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the Warrant Shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver to the Holder within a reasonable time a new Warrant or Warrants of like tenor for the balance of the Warrant Shares purchasable under the Warrant surrendered upon such purchase. Each stock certificate so delivered shall be registered in the name of the Holder.

1.2 Consideration The Exercise Price shall be payable at the time of exercise. The Exercise Price may be paid in cash (by cashiers' check or wire transfer) or by: (i) surrender of shares of Common Stock of the Company already owned by the Holder, having a Market Price (as defined below) equal to the Exercise Price per share; or (ii) upon surrender of the Warrant at the principal office of the Company together with notice of election. In the event of exercise by surrender of shares of this Warrant, the Company shall issue Holder a number of Warrant Shares computed using the following formula:

X = Y (A-B)/A
where: X = the number of Warrant Shares to be issued to Holder (not to exceed the number of Shares set forth on the cover page of this Warrant Agreement, as adjusted pursuant to the provisions of Section 6 of this Warrant Agreement).

Y = the number of Warrant Shares for which the Warrant is being exercised.

A = the Market Price of one Share (for purposes of this Section 1.2), the "Market Price" shall be defined as the closing price on the exchange on which the Common Stock traded for the trading day prior to the date of exercise of this Warrant Agreement; provided if the Common Stock does not trade on any exchange, the Market Price shall equal the closing bid price in the over-the-counter market for the trading day prior to the date of exercise of this Warrant Agreement, as reported by the National Association of Securities Dealers Automated Quotation System; and, provided further, that if the common stock is not quoted or listed by any organization, the fair value of the common stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used).

B = the Exercise Price.

1.3 Record Ownership. To the extent permitted by applicable law, the person in whose name any certificate for shares of Common Stock or other evidence of ownership of any other security is issued upon exercise of the Warrant shall for all purposes be deemed to have become the holder of record of such shares or other security on the date of delivery of the subscription form, irrespective of the date of delivery of such certificate or other evidence of ownership, notwithstanding that the transfer books of the Company shall then be closed or that such certificates or other evidence of ownership shall not then actually have been delivered to such person.

1.4 Regulatory Problem. The Holder shall not exercise or exchange the Warrant for shares of Common Stock if after giving effect to such exercise or exchange the Holder reasonably determines that such exercise would violate any law or regulation or any requirement of any governmental authority applicable to Holder or its affiliates.

         Shares to be Fully Paid. The Company covenants and agrees that all Warrant Shares, will, upon issuance and payment of the applicable Exercise Price, be duly authorized, validly issued, fully paid and nonassessable, and free of all liens and encumbrances, except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

         Adjustment of Exercise Price and Number of Shares.

3.1 Adjustment for Reorganization, Consolidation, Merger, etc. The Exercise Price and the number of Warrant Shares shall be proportionately adjusted from time to time upon the occurrence of an increase in the number of shares of Common Stock outstanding by a stock dividend payable in shares of Common Stock or a subdivision or split-up of shares of Common Stock, a decrease in the number of shares of Common Stock outstanding by a combination of outstanding shares of Common Stock, any capital reorganization or any reclassification of Common
Stock, or the consolidation, merger, combination or exchange of shares with another entity, or the divisive reorganization of the Company. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment. The number of Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated below:

In case the Company (i) consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger, or (ii) permits any other entity to consolidate with or merge into the Company and the Company is the continuing or surviving Company but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for common stock or other securities of any other entity or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other entity, or (iv) effects a reorganization or reclassification of the equity of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, and in each such case, proper provision shall be made so that, upon the exercise of this Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, the Holder shall be entitled to receive (at the aggregate Exercise Price in effect for Common Stock issuable upon such exercise of this

Warrant immediately prior to such consummation), in lieu of Common Stock issuable upon such exercise of this Warrant prior to such consummation, the stock and other securities, cash and assets to which such Holder would have been entitled upon such consummation if such Holder had so exercised this Warrant immediately prior thereto.

3.2 Adjustments for Certain Issuances of Securities The Exercise Price shall also be subject to adjustment in accordance with Section 4(g) of the Securities Purchase Agreement.

         Registration. The Warrant Shares shall be subject to registration at the expense of the Company pursuant to the Registration Rights Agreement between the Company and the Holder dated as of the date hereof.

         Voting Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent to or receive notice as a shareholder of the Company on any other matters or any rights whatsoever as a shareholder of the Company.

         Compliance with Securities Act: Transferability of Warrant, Disposition of Shares of Common Stock.

         Compliance with Securities Act. The Holder, by acceptance hereof, agrees that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and that it will not offer, sell, or otherwise dispose of this Warrant or any Warrant Shares except under circumstances which will not result in a violation of the Securities Act or any applicable state securities laws. This Warrant and all Warrant Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

         Accredited Investor; Access to Information. Holder represents and warrants that as of the date hereof Holder is an accredited investor within the meaning of Rule 501 of Regulation D promulgated under the Act. Holder has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company. Holder has had access to such financial and other information as is necessary in order for Holder to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Holder has had access.

         Warrant Transferable. Subject to compliance with applicable federal and state securities laws under which this Warrant was issued, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder (except for transfer taxes), upon surrender of this Warrant properly endorsed; provided, however, that the Holder shall notify the Company in writing in advance of any proposed transfer and shall not transfer this Warrant or any rights hereunder to any person or entity which, in the sole judgment of the Company's board of directors, is then engaged in a business that is in competition with the Company, or is otherwise engaged in an effort to acquire control of the Company. As promptly as practicable but in any event within ten
(10) Business Days of receipt of such properly endorsed Warrant, the Company shall issue, register and deliver to the Holder thereof a new Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares that could be purchased pursuant to the Warrant being transferred. Holder shall pay Company's reasonable costs incurred in effectuating such transfer.

         Disposition of Warrant Shares. With respect to any offer, sale, or other disposition of the Warrant, or any Warrant Shares if such shares are not registered and freely tradable under the Act when issued, the Holder hereof and each subsequent Holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of the Warrant or Warrant Shares, as the case may be, and indicating whether or not under the Act certificates for the Warrant or Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Promptly upon receiving such written notice and opinion, the Company, as promptly as practicable, shall notify the Holder that such Holder may sell or otherwise dispose of the Warrant or Warrant Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subparagraph 6.4 that the opinion of the counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Notwithstanding the foregoing, the Warrant or Warrant Shares may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company may request to provide reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing the Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the Holder, such legend is not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

       Limitation on Warrant Shares Notwithstanding anything else herein to the contrary, the Holder of this Warrant may not exercise any Warrant to the extent that after such conversion, the number of shares of Common Stock owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures and any unexercised Warrants), would result in ownership by the Holder and its affiliates of 4.99% or more of the Company's issued and outstanding shares of Common Stock following such exercise. In the event that the Holder owns both Debentures and Warrants which would otherwise result in ownership of 4.99% or more of the Company's issued and outstanding shares of Common Stock but for the prior sentence, then the Warrants shall be deemed to not be exercisable to the extent necessary to allow conversion of the Debentures to the maximum extent possible and still permit the Holder's ownership to remain below 4.99%. This restriction shall be binding upon any transferee of the Warrant from any Holder. The preceding shall not interfere with the Holder's right to exercise this Warrant over time which in the aggregate totals more than 4.99% of the then outstanding shares of Common Stock so long as such Holder and its affiliates do not own more than 4.99% of the then outstanding Common Stock at any given time.

         Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         Notices. Any notice, request, or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, or by facsimile with confirmation of transmission to the parties at the address set forth in the Securities Purchase Agreement, or such other address as either may from time to time provide to the other.

         Governing Law; Waiver of Jury Trial.

         Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Colorado as applied to agreements executed and performed in such state. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. The Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under this Warrant.

                  9.2 Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

         Exchange of Warrant.

         Lost Warrant. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of the Warrant, the Company will, at the Company's expense, make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

10.2 Exchange. The Holder may exchange this Warrant at its option, upon presentation and surrender of this Warrant to Company, for other Warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of Warrant Shares. A Warrant may be divided or combined with other Warrants that carry the same rights, upon presentation thereof at the principal office of the Company, together with written notice specifying the names and denominations in which new Warrants are to be issued and signed by the holder thereof. In order to effect an exchange permitted by this Section 10.2, the Holder shall deliver to the Company this Warrant accompanied by a written request signed by the Holder specifying the number and denominations of the Warrant or the Warrants to be issued in such exchange and the names in which the Warrant or Warrants are to be issued. As promptly as practicable but in any event within ten (10) Business Days of receipt of such a request, the Company shall, without charge, issue, register and deliver to the Holder each Warrant to be issued in such exchange.

         Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction (calculated to the nearest 1/100th of a share) multiplied by the then effective Exercise Price on the date the Form of Subscription is received by the Company.

         Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

13. Preparation of Warrant. The Company prepared this Warrant solely on its behalf. Each party to this Warrant acknowledges that: (i) the party had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other party hereto; (ii) the terms of the transactions contemplated by this Warrant are fair and reasonable to such party; and (iii) such party has voluntarily entered into the transactions contemplated by this Warrant without duress or coercion. Each party further acknowledges that such party was not represented by the legal counsel of any other party hereto in connection with the transactions contemplated by this Warrant, nor was he or it under any belief or understanding that such legal counsel was representing his or its interests. Each party agrees that no conflict, omission or ambiguity in this Warrant, or the interpretation thereof, shall be presumed, implied or otherwise construed against any other party to this Warrant on the basis that such party was responsible for drafting this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer, thereunto duly authorized as of May____, 2003.

COMPANY:

HEALTH SCIENCES GROUP, INC.,
a Colorado corporation

                                      By:  _______________________________
                                      Its:  _______________________________

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To:      HEALTHSCIENCES GROUP, INC.

The undersigned, the holder of the attached Common Stock Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________shares of Common Stock of HEALTHSCIENCES GROUP, INC. (the "Company") and herewith makes payment of $_________ therefor.

The undersigned represents that it is acquiring such Common Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof. The undersigned requests that certificates for such shares be issued in the name of, and delivered to, _____________________whose address
is                                                                ______________
---------------------------------------------------------------------.

DATED:   _________________

-----------------------------------------
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Name:    _________________________________

Title:   _________________________________